UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 23, 2021

Date of Report (Date of earliest event reported)

HARTE HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Wells Branch Parkway

Austin, Texas 78728

(512) 434-1100

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HRTH	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, the Board of Directors (the “Board”) appointed Mr. Brian Linscott as a director on its Board to fill the vacancy left by Mr. Andrew Benett’s decision not to stand for re-election at the Harte Hanks (the "Company") annual meeting as discussed in more detail below.

Mr. Linscott was appointed Chief Executive Officer of the Company on June 23, 2021, and prior to that had served as Chief Operating Officer of the Company since January 2020. From 2015 to 2019, he served as a Partner at BR Advisors where he led the operational improvement of radio and printing companies, developed new partnerships, and facilitated asset transactions. He also serves as Operating Partner at Traverse Pointe Partners since 2014, where he advises a private equity fund on financial and operational assessment of equity investments and developed post-acquisition operational strategies to create stockholder value. From 2013 to 2015, Mr. Linscott served as a Managing Director at Huron Consulting Group where he managed client relationships, oversaw consulting teams, and developed new business opportunities in Huron’s Business Advisory practice. From 2009 to 2012, Mr. Linscott served as Chief Financial Officer / Senior Vice President at Sun Times Media, LLC where he created and executed a restructuring plan that led to substantial EBITDA growth, cash flow improvement, and a successful sale of the company. Mr. Linscott received his B.S. in Finance from the University of Illinois, Urbana.

Mr. Linscott does not have any transactions reportable under Item 404(a) of Regulation S-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Harte Hanks, Inc. (the “Company”) held the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 23, 2021, at which stockholders voted on the items below as indicated.

I.	Election of five (5)* Board nominees, each to serve until our 2022 annual meeting of stockholders or until their successors are duly elected and qualified:

Nominees	For	Withhold	Broker Non-Votes
Genni Combes	4,097,926	3,294	655,154
David L. Copeland	4,022,181	79,039	655,154
John H. Griffin, Jr.	4,021,393	79,827	655,154
Bradley Radoff	4,097,879	3,341	655,154
Alfred V. Tobia, Jr.	3,865,816	235,404	655,154

* .

As disclosed in the 8-K filed on June 23, 2021, Andrew Benett, our former Chief Executive Officer and member of the Board of Directors, informed the Board prior to the Annual Meeting that he would not stand for re-election to the Board at the Annual Meeting and asked that the Company withdraw his name as a nominee for re-election.

II.	To consider and vote upon the approval (on a non-binding advisory basis) of the compensation of our named executive officers:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
3,919,493	26,739	154,988	655,154

III.

To consider and vote upon the ratification of the selection of Moody, Famiglietti & Andronico, LLP as Harte Hanks’ independent registered public accounting firm for the fiscal year ended December 31, 2021:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
4,754,039	1,139	1,196	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

By:	/s/ Lauri Kearnes
Name: Lauri Kearnes Title: Chief Financial Officer

Date:	June 25, 2021